UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2001



                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
             (Exact name of Registrant as specified in its charter)




             Texas                     33-11193-1          75-2195512
----------------------------------    ------------    ---------------------
 (State or other jurisdiction of       Commission        (I.R.S. Employer
 incorporation or organization)        File Number    Identification Number)




5205 N. O'Connor Blvd., Suite 1400, Irving, Texas              75039
-------------------------------------------------           -----------
   (Address of principal executive offices)                 (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

                Parker & Parsley Producing Properties 87-A, Ltd.



Item 2.   Disposition of Assets

On December 20, 2001, the limited partners of the registrant approved the previously announced merger of the registrant with and into Pioneer Natural Resources USA, Inc. ("Pioneer USA"), with Pioneer USA surviving. The merger occurred on December 20, 2001. As a result of the merger, the limited partners of the registrant received common stock, par value $.01 per share, of Pioneer Natural Resources Company ("Pioneer"). The terms and provisions of the merger have been previously reported in the proxy statement/prospectus dated October 12, 2001, forming a part of Pioneer's registration statement on Form S-4 (Commission File No. 333-59094).

                               S I G N A T U R E S


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARKER & PARSLEY PRODUCING
                                    PROPERTIES 87-A, LTD.

                                    By:  Pioneer Natural Resources USA, Inc.
                                           Managing General Partner



Date:    December 21, 2001          By:          /s/ Rich Dealy
                                         ------------------------------------
                                         Rich Dealy
                                         Vice President and
                                         Chief Accounting Officer